Exhibit 99.1

Hudson United Bancorp Reports EPS of $0.69 Per Share for the First Quarter of 2004; An Increase of 10% Over the First Quarter of 2003

    MAHWAH, N.J.--(BUSINESS WIRE)--April 19, 2004--Hudson United
Bancorp (NYSE:HU):

    Executive Overview

    Hudson United Bancorp ("the Company") (NYSE: HU) today reported net income of $31.0 million, or $0.69 per diluted share, for the quarter ended March 31, 2004. The Company's EPS of $0.69 per diluted share in the first quarter exceeded the consensus equity analysts' EPS estimate of $0.68 per diluted share by $0.01 per diluted share. First quarter results include certain unique items. The Company realized $3.5 million of security gains and incurred $2.7 million in other unusual professional fees. The $2.7 million of other professional fees related primarily to the termination of the Company's correspondent banking business.
    "We are pleased to report diluted earnings per share of $0.69 for the first quarter of 2004, and EPS greater than the consensus equity analysts' estimate" said Kenneth T. Neilson, Chairman, President and CEO. "Our net interest income continues to show improvement, up by $2.7 million over the first quarter of 2003 and up $2.8 million over the fourth quarter of 2003".
    The Company's return on average equity was 26.51% and return on average assets was 1.54% for the first quarter 2004. The net interest margin was 4.25% and noninterest income as a percent of net revenue was 31% for the first quarter of 2004.
    The Company's return on average equity was 26.86% and return on average assets was 1.49% for the first quarter 2003. The net interest margin was 4.36%, non-interest income as a percent of net revenue was 26% for the first quarter of 2003.

    Results of Operations for Year to Date March 31, 2004

    Net revenue, which is the sum of net interest income and non-interest income, was $113.5 million for the first quarter of 2004. This was comprised of net interest income of $77.9 million and noninterest income of $35.6 million. Net revenue for the first quarter of 2004 increased by $11.4 million, or 11.1%, compared to the first quarter of 2003. The increase to the first quarter of 2004 from the first quarter of 2003 is primarily attributed to decreased interest expense on deposits, along with income from landfill investments and security gains versus securities losses ,net of trading asset gains, in 2003.
    Net interest income for the first quarter of 2004 was $77.9 million and the net interest margin was 4.25%. Net interest income for the first quarter of 2003 was $75.2 million and the net interest margin was 4.36%. Net interest income increased by $2.7 million in the first quarter of 2004 compared to the first quarter of 2003. The increase in net interest income was due primarily to lower interest expense on deposits. This was offset in part by lower interest income on loans primarily attributable to prepayments on existing loans and subsequent new loans being originated at lower interest rates.
    The provision for loan and lease losses was $5.6 million for the first quarter of 2004 and $7.0 million for the first quarter of 2003. The decrease in 2004 versus 2003 was due to the lower level of nonperforming loans at March 31, 2004 as well as lower charge-offs. Net charge offs for the first quarter of 2004 were $5.6 million, which was equal to the provision for loan and leases losses.
    Noninterest income was $35.6 million in the first quarter of 2004 and $26.9 million in the first quarter of 2003. Noninterest income increased by $8.7 million, or 32.3%, compared to the first quarter of 2003. The increase in noninterest income was due mainly to gains on sales of securities and income from landfill gas companies in 2004 partially offset by trading asset gains in 2003 and security losses in 2003.
    Noninterest expense was $66.6 million for the first quarter of 2004 compared to $54.7 million for the first quarter of 2003. The increase in noninterest expense in the first quarter of 2004 compared to the first quarter of 2003 was due primarily to increases in salaries and benefits, expenses from landfill investments and other outside services. The increase in salaries and benefits in first quarter 2004 was primarily due to the acquisition of Flatiron Credit Company on October 31, 2003. The increase in other outside service fees includes unusual professional fees of $2.7 million primarily resulting from the Company's termination of its correspondent banking business
    The Company's pretax income for the first quarter of 2004 increased by $0.9 million to $41.3 million compared to the first quarter of 2003. The Company's provision for income taxes was $10.3 million for the quarter ended March 31, 2004 compared to $12.1 million for the first quarter of 2003. The lower tax provision in the first quarter of 2004 compared to 2003 was primarily due to Section 29 energy tax credits from the Company's investment in landfill gas companies, which were acquired in the second quarter of 2003.

    Nonperforming Loans and Leases, and Asset Quality

    Nonperforming loans and leases totaled $14.2 million at March 31, 2004. This was an increase of $1.0 million, or 7.6%, compared to $13.2 million of nonperforming loans and leases as of December 31, 2003, and a decrease of $1.0 million, or 6.6%, compared to $15.2 million of nonperforming loans leases at March 31, 2003. Nonperforming loans and leases were 0.31% of total loans and leases at March 31, 2004, compared to 0.28% at December 31, 2003 and 0.36% at March 31, 2003.
    Nonperforming assets were $15.0 million at March 31, 2004, up from $14.2 million at December 31, 2003 and down from $16.3 million at March 31, 2003. Nonperforming assets as a percent of loans, leases and OREO were 0.33% at March 31, 2004, 0.30% at December 31, 2003 and 0.38% at March 31, 2003.
    The allowance for loan and lease losses totaled $67.8 million at March 31, 2004 and at December 31, 2003 and $71.9 million at March 31, 2003. It represented 477% of nonperforming loans and leases at March 31, 2004,compared to 513 % at December 31, 2003 and 472% at March 31, 2003. The allowance for loan and lease losses as a percentage of total loans and leases was 1.47% at March 31, 2004, 1.46% at December 31,2003 and 1.69% at March 31, 2003.

    Other Balance Sheet Data

    Loan and lease categories consisting of commercial and financial, commercial real estate, consumer, and credit card loans totaled $4.4 billion at March 31, 2004, compared to $4.5 billion at December 31, 2003 and $4.0 billion at March 31, 2003. These four loan and lease categories, are the areas of loans that the Company emphasizes. This is because they generally have more attractive yields; interest rate sensitivity; and maturity characteristics than single-family loans. These four loan and lease categories represented 97% of loans and leases at March 31, 2004, compared to 96% at December 31, 2003 and 94% of loans and leases at March 31, 2003. The changes in loans are attributed mainly to business development efforts but also effected by seasonality in the Company's credit card and commercial lending businesses. The loan to deposit ratio at March 31, 2004 and December 31, 2003 was 74% and 75%, respectively.
    Total investment securities were $2.7 billion at March 31, 2004, of which $742.6 million were transferred from available for sale to held to maturity. Investment securities totaled $2.7 billion at December 31, 2003 and $2.8 billion at March 31, 2003, excluding trading assets of $133.5 million. Total assets were $8.0 billion at March 31, 2004, compared to $8.1 billion at December 31, 2003 and $7.8 billion at March 31, 2003.
    Total deposits were $6.2 billion at March 31, 2004 and December
31, 2003.
    Total stockholders' equity was $492.8 million and book value per common share was $10.99 at March 31, 2004. All regulatory capital ratios exceed those necessary to be considered a well-capitalized institution.

    Share Repurchases and Cash Dividends

    The Company repurchased 14,980 shares in the first quarter of 2004, at an average price of $37.48 per share. The total cash allocated for these repurchases were $0.6 million. These repurchases were related to the vesting of shares under the Company's Restricted Stock Award Program.
    Total shares outstanding were 44.8 million shares at March 31, 2004 and December 31, 2003, and 44.5 million shares at March 31, 2003.
    The Company paid cash dividends of $0.33 per share in the first quarter of 2004. Total cash allocated for the dividends was $14.9 million.

    Trust Preferred Securities

    On March 17, 2004, the Company issued $20 million of new trust preferred securities, maturing in March 2034 . The new trust preferred securities have a rate equal to the 3-month LIBOR plus 2.79% changing quarterly at each interest payment date. The proceeds from the issuance have been used by the Company for general corporate purposes. The Company records its trust preferred securities under the other liability section of its consolidated balance sheet.

    Hudson United Bancorp is the multi-state bank holding company for Hudson United Bank, which has 204 offices in New Jersey, New York, Connecticut and Pennsylvania.

    This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "expect", "look", "believe", "anticipate", "consider", "may", "will", or similar statements or variations of such terms. Such forward- looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, unexpected changes in interest rates, deterioration in economic conditions, declines in deposit or a decline in loan volume trends, decline in levels of loan quality, change in the trend in loan loss provisions, the unexpected unavailability of tax credits, especially the Company's Section 29 credits , additional expense, costs or limitations arising from exiting the correspondent banking business or the investigation of the Company's administration of the business and the unanticipated effects of legal, tax and regulatory provisions applicable to the Company. The Company assumes no obligation for updating any such forward-looking statements at any time. Important information on other material factors or supplemental factors that could cause the Company's financial results to differ from the forward-looking statements also is included in the Company's public reports filed with the SEC, including in our Form 10-K for the year ending December 31, 2003 and Form 8-K filed on January 2, 2004, regarding the Company's termination of its banking business for correspondent customers.



                HUDSON UNITED BANCORP AND SUBSIDIARIES
            ----------------------------------------------
                     CONSOLIDATED BALANCE SHEETS

                                                 March 31,   Dec. 31,
(in thousands)                                     2004        2003
----------------------------------------------------------------------
ASSETS
Cash and due from banks                          $194,126    $272,636
Interest bearing due from banks                    94,883      41,358
                                               ----------- -----------
               TOTAL CASH AND CASH EQUIVALENTS   $289,009    $313,994

Investment securities available for sale, at
 market value                                  $1,851,445  $2,706,185
($1,109,708 and $1,813,247 in market value
 pledged at March 31, 2004 and
  December 31, 2003 respectively)
Investment securities held to maturity,at cost   $815,917          $-
($748,995 ,at cost pledged, at March 31, 2004)

Loans and leases:
     Commercial and financial                  $2,126,354  $2,137,499
     Commercial real estate mortgages             989,182     993,937
     Consumer                                   1,032,885   1,033,693
     Credit card                                  296,680     326,713
                                               ----------- -----------
         Sub-total                             $4,445,101  $4,491,842
     Residential mortgages                        156,981     167,913
                                               ----------- -----------
                        TOTAL LOANS AND LEASES $4,602,082  $4,659,755
     Less: Allowance for loan and lease losses    (67,839)    (67,846)
                                               ----------- -----------
                          NET LOANS AND LEASES $4,534,243  $4,591,909

Premises and equipment, net                       124,063     125,168
Other real estate owned                               769         977
Core deposit and other intangibles, net of
 amortization                                      21,771      22,664
Goodwill                                           79,010      81,068
Investment in separate account bank owned life
 insurance                                        145,672     144,126
Other assets                                      110,746     114,567
                                               ----------- -----------
                                  TOTAL ASSETS $7,972,645  $8,100,658
                                               =========== ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest bearing                       $1,292,628  $1,328,586
     NOW, money market, and savings             3,063,369   3,009,821
     Time deposits                              1,886,601   1,904,952
                                               ----------- -----------
                                TOTAL DEPOSITS $6,242,598  $6,243,359
Repurchase agreements                             438,584     532,485
Other borrowings                                  306,798     388,734
                                               ----------- -----------
                              TOTAL BORROWINGS    745,382     921,219
Other liabilities                                 256,980     238,117

Subordinated debt                                 234,934     239,773
                                               ----------- -----------
                             TOTAL LIABILITIES  7,479,894   7,642,468
Stockholders' Equity:
     Common stock, no par value                   $92,788     $92,788
     Additional paid-in capital                   311,198     311,310
     Retained earnings                            253,174     237,046
     Treasury stock, at cost                     (175,532)   (176,505)
     Effect of stock compensation plans            (4,789)     (3,899)
     Accumulated other comprehensive income
      (loss)                                       15,912      (2,550)
                                               ----------- -----------
                    TOTAL STOCKHOLDERS' EQUITY   $492,751    $458,190
                                               ----------- -----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $7,972,645  $8,100,658
                                               =========== ===========

                HUDSON UNITED BANCORP AND SUBSIDIARIES
            ----------------------------------------------
                  Consolidated Statements of Income

                                                  Three Months Ended
                                                       March 31,
                                                  -------------------
(in thousands, except share data)                    2004      2003
---------------------------------------------------------------------
INTEREST AND FEE INCOME:
Loans and leases                                  $67,197   $72,337
Investment securities                              30,590    29,448
Other                                                 358       625
                                                  -------- ---------
                 TOTAL INTEREST AND FEE INCOME    $98,145  $102,410
                                                  -------- ---------
INTEREST EXPENSE:
Deposits                                          $11,958   $17,472
Borrowings                                          2,210     3,222
Subordinated and other debt                         6,086     6,512
                                                  -------- ---------
                        TOTAL INTEREST EXPENSE    $20,254   $27,206
                                                  -------- ---------
                           NET INTEREST INCOME    $77,891   $75,204

         PROVISION FOR  LOAN AND LEASE LOSSES,
                               PORTFOLIO LOANS      5,600     7,000
                                                  -------- ---------
       NET INTEREST INCOME AFTER PROVISION FOR
                         LOAN AND LEASE LOSSES    $72,291   $68,204
                                                  -------- ---------
NONINTEREST INCOME:
Retail service fees                                $8,088    $9,003
Credit card fee income                              7,199     6,396
Loan Fees                                           4,534     3,457
ATM and debit card fees                             1,653     1,773
Bank owned life insurance income                    2,132     2,037
Trust income                                          798       495
Income from Landfill Investments                    5,162         -
Other income                                        2,527     3,445
Securities gains (losses)                           3,470    (3,259)
Trading asset gains                                     -     3,536
                                                  -------- ---------
                      TOTAL NONINTEREST INCOME    $35,563   $26,883
                                                  -------- ---------
NONINTEREST EXPENSE:
Salaries and benefits                             $25,635   $22,942
Occupancy expense                                   8,201     8,217
Equipment expense                                   4,480     4,493
Outside services - data processing                  7,511     6,893
Outside services - other                            8,204     5,444
Amortization of intangibles                         1,244     1,055
Marketing expense                                     706       700
Deposit and other insurance                           621       520
Telephone expense                                   1,366     1,445
Expense from Landfill Investments                   5,882         -
Other                                               2,719     2,948
                                                  -------- ---------
                     TOTAL NONINTEREST EXPENSE    $66,569   $54,657
                                                  -------- ---------
                    INCOME BEFORE INCOME TAXES    $41,285   $40,430
                              PROVISION FOR
                               INCOME TAXES        10,303    12,129
                                                  -------- ---------
                                    NET INCOME    $30,982   $28,301
                                                  ======== =========

NET INCOME PER COMMON SHARE:
Basic                                               $0.69     $0.63
Diluted                                             $0.69     $0.63

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                              44,808    44,756
Diluted                                            45,003    44,966

                       Supplemental Information
                      --------------------------
Hudson United Bancorp
($ in thousands)   1Q04       2Q04       3Q04       4Q04      Y-T-D
                ---------- ---------- ---------- ---------- ----------
End of Period
----------------
Total
 Securities     2,667,362          0          0          0      NA
Total Assets    7,972,645          0          0          0      NA
Total Deposits  6,242,598          0          0          0      NA
Total
 Stockholders'
  Equity          492,751          0          0          0      NA
Shares
 Outstanding       44,826          0          0          0      NA

Average Balance Sheet
----------------
Commercial/
Consumer Loans  4,442,326          0          0          0  4,442,326
Residential Real
 Estate Mortgage  162,044          0          0          0    162,044
Total Loans and
 Leases         4,604,370          0          0          0  4,604,370
Other Earning
 Assets         2,851,895          0          0          0  2,851,895
Total Earning
 Assets         7,456,265          0          0          0  7,456,265
Total Assets    8,071,442          0          0          0  8,071,442
Noninterest
 Bearing
 Deposits       1,254,798          0          0          0  1,254,798
Interest Bearing
 Deposits       4,921,224          0          0          0  4,921,224
Common Equity     470,068          0          0          0    470,068

Loan Portfolio Composition
--------------------------
Commercial and
 Financial      2,126,354          0          0          0      NA
Commercial Real
 Estate Mortgage  989,182          0          0          0      NA
Consumer        1,032,885          0          0          0      NA
Credit Card       296,680          0          0          0      NA
     Sub-total  4,445,101          0          0          0      NA
Residential Real
 Estate Mortgage  156,981          0          0          0      NA
   Total Loans
    and Leases  4,602,082          0          0          0      NA
Allowance for
 Losses            67,839          0          0          0      NA
   Net Loans
    and Leases  4,534,243          0          0          0      NA

End of Period
----------------
Nonaccruing
 Loans             14,211          0          0          0      NA
Restructured
 Loans                  0          0          0          0      NA
Other Real
 Estate               769          0          0          0      NA
Total
 Nonperforming
 Assets            14,980          0          0          0      NA
90 Days Past Due
 & Accruing        13,989          0          0          0      NA
Net Charge Offs     5,607          0          0          0      NA
Intangible
 Assets           100,781          0          0          0      NA


($ in thousands)   1Q03       2Q03       3Q03       4Q03      Y-T-D
                ---------- ---------- ---------- ---------- ----------
End of Period
----------------
Total
 Securities     2,938,287  2,955,047  2,937,860  2,706,185      NA
Total Assets    7,809,894  7,984,039  7,975,364  8,100,658      NA
Total Deposits  6,184,103  6,231,529  6,268,791  6,243,359      NA
Total
 Stockholders'
  Equity          428,077    454,252    457,720    458,190      NA
Total Shares
 Outstanding       44,546     44,758     44,793     44,799      NA

Average Balance Sheet
----------------
Commercial/
Consumer Loans  4,009,151  4,046,966  4,129,256  4,263,574  4,112,981
Residential Real
 Estate Mortgage  257,472    234,447    210,162    180,689    220,453
Total Loans and
 Leases         4,266,623  4,281,413  4,339,418  4,444,263  4,333,434
Other Earning
 Assets         2,816,650  3,138,072  3,173,428  3,002,802  3,033,633
Total Earning
 Assets         7,083,273  7,419,485  7,512,846  7,447,065  7,367,067
Total Assets    7,681,301  7,976,962  8,081,105  8,045,908  7,945,700
Noninterest
 Bearing
 Deposits       1,242,933  1,265,760  1,292,808  1,295,963  1,274,562
Interest Bearing
 Deposits       4,881,873  4,860,333  4,941,595  4,836,357  4,880,083
Common Equity     427,279    440,576    428,020    453,886    437,487

Loan Portfolio Composition
--------------------------
Commercial and
 Financial      1,761,415  1,806,113  1,854,680  2,137,498      NA
Commercial Real
 Estate Mortgage  923,710    931,368    957,421    993,937      NA
Consumer        1,028,953  1,037,039  1,034,092  1,033,694      NA
Credit Card       306,526    322,088    332,826    326,713      NA
     Sub-total  4,020,604  4,096,608  4,179,019  4,491,842      NA
Residential Real
 Estate Mortgage  242,286    227,512    195,483    167,913      NA
   Total Loans
    and Leases  4,262,890  4,324,120  4,374,502  4,659,755      NA
Allowance for
 Losses            71,888     67,151     67,664     67,846      NA
   Net Loans
    and Leases  4,191,002  4,256,969  4,306,838  4,591,909      NA

End of Period
----------------
Nonaccruing
 Loans             15,240     14,660     15,961     13,217      NA
Restructured
 Loans                  0          0          0          0      NA
Other Real
 Estate             1,044      1,200      1,108        977      NA
Total
 Nonperforming
  Assets           16,284     15,860     17,069     14,194      NA
90 Days Past Due
 & Accruing        20,499     19,044     20,432     16,683      NA
Net Charge Offs     7,040      6,805      5,890      5,362      NA
Intangible
 Assets            99,101     98,495     97,418    103,732      NA

                       Supplemental Information
                         ---------------------

Hudson United Bancorp
($ in thousands)         1Q04        2Q04     3Q04     4Q04    Y-T-D
                     ------------- -------- -------- -------- --------
Condensed Income
 Statement
---------------------
Interest Income            98,145        0        0        0   98,145
Interest Expense           20,254        0        0        0   20,254
Net Interest Income        77,891        0        0        0   77,891
Provision for
 Possible Loan and
 Lease Losses               5,600        0        0        0    5,600
Income from Landfill
 Investments                5,162        0        0        0    5,162
Total Non interest
 Income                    35,563        0        0        0   35,563
Net Revenue               113,454        0        0        0  113,454
OREO Expense                   (8)       0        0        0       (8)
Amortization of
 Intangibles Expense        1,244        0        0        0    1,244
Expense from Landfill
 Investments                5,882        0        0        0    5,882
Total Non interest
 Expense                   66,569        0        0        0   66,569
Pre-tax Income             41,285        0        0        0   41,285
Provision for Income
 Taxes                     10,303        0        0        0   10,303
Net Income                 30,982        0        0        0   30,982
Fully-taxable
 Equivalent
 Adjustment                   946        0        0        0      946

Performance
---------------------
Return on Average
 Assets                      1.54%    0.00%    0.00%    0.00%    1.54%
Return on Average
 Equity                     26.51%    0.00%    0.00%    0.00%   26.51%
Basic Earnings Per
 Share                      $0.69       $-       $-       $-       $-
Diluted Earnings Per
 Share                      $0.69       $-       $-       $-       $-
Weighted Average
 Shares - Basic            44,808        -        -        -        -
Weighted Average
 Shares - Diluted          45,003        -        -        -        -
Net Interest Margin          4.25%    0.00%    0.00%    0.00%    4.25%

Capital Information
---------------------
Tier 1 Leverage Ratio
 (1)                         6.86%    0.00%    0.00%    0.00%    NA
Tier 1 Risk-Based
 Capital (1)                 9.63%    0.00%    0.00%    0.00%    NA
Total Risk-Based
 Capital (1)                14.56%    0.00%    0.00%    0.00%    NA
Common Equity            $492,751       $-       $-       $-     NA
Common Shares
 Outstanding               44,826        -        -        -     NA
Book Value Per Share
 (Common)                  $10.99       $-       $-       $-     NA


($ in thousands)         1Q03        2Q03     3Q03     4Q03    Y-T-D
                     ------------- -------- -------- -------- --------
Condensed Income
 Statement
---------------------
Interest Income           102,410  101,365   94,314   96,040  394,129
Interest Expense           27,206   25,167   21,562   20,936   94,871
Net Interest Income        75,204   76,198   72,752   75,104  299,258
Provision for
 Possible Loan and
 Lease Losses               7,000    7,000    6,500    5,500   26,000
Income from Landfill
 Investments (2)                -    2,404    4,312    4,453   11,169
Total Noninterest
 Income                    26,883   29,606   35,487   41,069  133,045
Net Revenue               102,087  105,804  108,239  116,173  432,303
OREO Expense                  188       65      198       94      545
Amortization of
 Intangibles Expense        1,056    1,055    1,077    1,152    4,340
Expense from Landfill
 Investments (2)                -    3,598    5,349    6,001   14,948
Total Noninterest
 Expense                   54,657   58,999   63,044   79,595  256,295
Pre-tax Income             40,430   39,805   38,695   31,078  150,008
Provision for Income
 Taxes                     12,129   10,670    8,292    6,596   37,687
Net Income                 28,301   29,135   30,403   24,482  112,321
Fully-taxable
 Equivalent
 Adjustment                 1,020    1,046    1,072      956    4,094

Performance
---------------------
Return on Average
 Assets                      1.49%    1.46%    1.49%    1.21%    1.41%
Return on Average
 Equity                     26.86%   26.52%   28.18%   21.40%   25.67%
Basic Earnings Per
 Share                      $0.63    $0.65    $0.68    $0.55    $2.51
Diluted Earnings Per
 Share                      $0.63    $0.65    $0.68    $0.54    $2.50
Weighted Average
 Shares - Basic            44,756   44,614   44,777   44,798   44,737
Weighted Average
 Shares - Diluted          44,966   44,829   44,994   44,974   44,892
Net Interest Margin          4.36%    4.18%    3.90%    4.05%    4.12%

Capital Information
---------------------
Tier 1 Leverage Ratio        5.83%    5.87%    6.04%    6.36%    NA
Tier 1 Risk-Based
 Capital                     8.14%    8.37%    8.72%    8.72%    NA
Total Risk-Based
 Capital                    13.48%   13.58%   13.93%   13.67%    NA
Common Equity             428,077  454,252  457,720  458,190     NA
Common Shares
 Outstanding               44,546   44,758   44,793   44,799     NA
Book Value Per Share
 (Common)                   $9.61   $10.15   $10.22   $10.23     NA

   (1) Capital ratios are preliminary numbers

   (2) Amounts have been reallocated in Q2 and Q3 to conform to current presentation

    CONTACT: Hudson United Bancorp
             Kenneth T. Neilson, 201-236-2631
             or
             James W. Nall, 201-236-2769